UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2014

ACXIOM CORPORATION
(Exact Name of Registrant as Specified In Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-13163                                71-0581897
(Commission File Number)    (IRS Employer Identification No)

P.O. Box 8190, 601 E. Third St.
Little Rock, Arkansas                                                  72203-8190
(Address of Principal Executive Offices)                              (Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 13, 2014, Acxiom Corporation (the “Company”) announced that its Board of Directors had extended the term for stock repurchases under the Company’s existing share repurchase program (“Repurchase Program”) from November 12, 2014 to November 12, 2015.  No other changes to the Repurchase Program were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 13, 2014

ACXIOM CORPORATION

By: /s/ Jerry C. Jones
Name:     Jerry C. Jones
Title:	Chief Ethics and Legal Officer & Executive Vice President